                                                                  EXHIBIT 10.15

                             TAG ENTERTAINMENT CORP.
                            Stock Option Certificate
                                  And Agreement

Date of Grant:    ______                                          Option No. __
Name of Optionee: _______
Number of Shares: _____
Price Per Share:  $____
Expiration Date:  ______

         Effective on the date of grant specified above (the "Date of Grant"), the Board of Directors ("Board"), or the Stock Option Committee ("Committee")
designated by the Board, of TAG Entertainment Corp. (the "Company") has granted to the above-named optionee (the "Optionee") an option (the "Option") to purchase from the Company, for the price per share set forth above, the number of shares (the "Shares") of Common Stock, $.001 par value per share (the
"Stock") of the Company set forth above pursuant to the terms and conditions of the 2004 Employee Stock Option Plan ("Plan") which is incorporated in this
Option as though set forth in full. This Option is intended to be treated as an
"incentive stock option" within the meaning of Section 422 of the Internal
Revenue Code of 1986, as amended (the "Code").

         The terms and conditions of the Option granted hereby, are as follows:

         1. The number and price of the Shares subject to this Option shall be the number and price set forth above, subject to any adjustments which may be made pursuant to Section 9 below.

         2. Subject to the terms and conditions set forth in this Option, this
Option may be exercised to purchase any or all of the Shares covered by this
Option at any time after the Date of Grant but prior to (the "Expiration Date").
This Option shall terminate and no Shares may be purchased after 5:00 p.m.
California time on the Expiration Date.

         3. Except as provided in Section 7 of this Option, this Option may not be exercised unless the Optionee is in the employ of the Company or one of its parent or subsidiary corporations (as within the meaning of Section 425(e) and
(f) of the Code respectively) on the date of such exercise and shall have been such employee continuously since the Date of Grant of this Option.

         4. Subject to the terms and conditions set forth in this Option, this
Option is exercisable by a written notice signed by you and delivered to the
Company at its executive offices, signifying your election to exercise this
Option. The notice must state the number of Shares as to which your Option is being exercised, must contain a statement by you (in a form acceptable to the
Company) that such Shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the Shares has been declared effective by the Securities and Exchange
Commission) and must be accompanied by the full purchase price of the Shares being purchased. Payment shall be in cash, or by certified or bank cashier's check payable to the order of the Company, free from all collection charges, provided, however, that payment may be made in shares of Mature Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Mature Stock. For the purposes of this provision, Mature Stock shall mean shares of the Company's
Common Stock that are owned by the Optionee for a minimum of six months prior to the date the Optionee exercises this Option. For these purposes, the market value per share of Mature Stock shall be: (i) if the Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS"), the per share closing price of the Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of exercise (or if there is no closing price for such date of exercise, then the last preceding business day on which there was a closing price); or (ii) if the Stock is traded in the over-the-counter market and quotations are published on the Nasdaq quotation system

(but not on NMS), the closing bid price of the Stock on the date of exercise as reported by Nasdaq (or if there is no closing bid prices for such date of exercise, then the last preceding business day on which there was a closing bid price); or (iii) if the Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq, the closing bid price per share for the
Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Stock.

        If notice of the exercise of this Option is given by the person or persons other than you, the Company may require, as a condition to the exercise of this Option, the submission to the Company of appropriate proof of the right of such person or person to exercise this Option.

        Certificate for Shares so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any Shares until it has complied with all requirements of the
Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any stock exchange on which the Company's Stock may then be listed and all applicable state laws in connection with the issuance or sale of such Shares or the listing of such Shares on such exchange. Until the issuance of the certificate for such Shares, you or such other person as may be entitled to exercise this Option, shall have none of the rights of a stockholder with respect to Shares subject to this Option.

         5. As soon as practicable after the Company receives payment for the
Shares, it shall deliver a certificate or certificates representing the Shares so purchased to the Optionee.

         6. This Option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee. This Option shall not be transferable other than by will or the laws of descent and distribution.

         7. In the event that an option holder ceases to be an employee of the
Company or of any subsidiary for any reason other than permanent disability (as determined by the Board of Directors)

or death, this Option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the Optionee ceased to be so employed, but in no event after the Expiration Date. In the event of the death of Optionee during this three month period, this Option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the Optionee could have exercised this Option if he or she had not died, for the three months from the date of death, but in no event after the
Expiration Date. In the event of the permanent disability of Optionee while an employee of the Company or of any subsidiary, this Option shall be exercisable for twelve (12) months after the date of permanent disability, but in no event after the Expiration Date. In the event of the death of the Optionee while an employee of the Company or any Subsidiary, or during the twelve (12) month period after the date of permanent disability of the Optionee, that portion of the Option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heir or legatees at any time prior to the expiration of twelve (12) months from the date of the death of
Optionee, but in no event after the Expiration Date.

         8. This Option does not confer on the Optionee any right to continue in the employ of the Company or interfere in any way with the right of the Company to determine the terms of the Optionee's employment.

         9. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or Stock of the Company, the
Board shall make such adjustments, if any, as it deems appropriate in the number and kind of shares covered by this Option, or in the Option price, or both.
Notwithstanding any provision to the contrary, the Committee or the Board may cancel, amend, alter

or supplement any term or provision of this Option to avoid the penalty provisions of Section 4999 of the Code.

         10. This Option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing or qualification of the
Shares covered hereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of this
Option or the purchase of the Shares, this Option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the
Board. The Board may require that the person exercising this Option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirements.

         11. This Option is intended to qualify for "incentive stock option" treatment under the provisions of Section 422 of the Internal Revenue
Code of 1986, as amended. HOWEVER, YOU ARE URGED TO CONSULT WITH YOUR INDIVIDUAL
TAX ADVISOR PRIOR TO EXERCISING THIS OPTION SINCE THE EXERCISE OF THIS OPTION
MAY RESULT IN ADVERSE TAX CONSEQUENCES INCLUDING THE PAYMENT OF ADDITIONAL
FEDERAL AND/OR STATE INCOME TAXES.

         12. All notices hereunder to the Company shall be delivered or mailed to the following address:

              TAG Entertainment Corp.
              9916 South Santa Monica Blvd., 1st Floor
              Beverly Hills, CA 90212

              Attention:        President

         Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.

                                               TAG ENTERTAINMENT CORP.

                                               By:
                                                  -----------------------------
                                                         President

Chief Financial Officer:

-----------------------

                              OPTION EXERCISE FORM

TO:      TAG Entertainment Corp.
         9916 South Santa Monica Blvd., 1st Floor
         Beverly Hills, CA  90212

         The undersigned holder hereby irrevocably elects to exercise the right to purchase _________ shares of Common Stock covered by this Option Agreement according to the conditions hereof and herewith makes full payment of the
Exercise Price of such shares.

         Kindly deliver to the undersigned a certificate representing the
Shares.

                            INSTRUCTIONS FOR DELIVERY

Name:
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      (please typewrite or print in block letters)

Address:
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Dated:
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Social Security/Tax ID No.
                            ----------------------------------------------------

                   Signature
                              --------------------------------------------------

STATE OF NEW YORK    )
COUNTY OF            ) SS.:

         On this   day of          ,           before me personally came
to me known and known to me to be the individual described in and who executed the foregoing instrument and (s)he acknowledged to me that (s)he executed the same.

                                                 ------------------------------
                                                 Notary Public